EXHIBIT 99.1

                                  Certification
                                       of
                             American River Holdings
            pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
          regarding Quarterly Report on Form 10-Q for the quarter ended
                               September 30, 2002


      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of American River Holdings, a California corporation (the "Company"), does hereby certify that:

      1. The Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



      Dated: November 1, 2002
                                              By: /s/ DAVID T. TABER
                                                  -----------------------------
                                                  David T. Taber
                                                  Chief Executive Officer

      Dated: November 1, 2002
                                              By: /s/ MITCHELL A. DERENZO
                                                  -----------------------------
                                                  Mitchell A. Derenzo
                                                  Executive Vice President and
                                                  Chief Financial Officer

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